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                                                                   EXHIBIT 10(h)


                             BEARINGS, INC. FORM 10-K FOR
                           FISCAL YEAR ENDED JUNE 30, 1996

                                       SCHEDULE
                              PURSUANT TO INSTRUCTION 2
                            ITEM 601(a) OF REGULATION S-K


The Director and Officer Indemnification Agreements presently in effect for the Company's directors and executive officers are identical in all material respects. The Directors having executed such form of Agreement are:

         W. G. Bares
         R. D. Blackwell
         W. E. Butler
         J. C. Dannemiller
         R. B. Every
         R. R. Gifford
         L. T. Hiltz
         J. J. Kahl
         J. C. Robinson
         J. S. Thornton

The Officers having executed such form of Agreement are (in addition to Messrs. Dannemiller and Robinson):

         F. A. Martins  -  Vice President-Sales & Field Operations
         B. L. Purser   -  Vice President-Marketing & National Accounts
         R. C. Shaw     -  Vice President-Communications, Organizational
                                       Learning & Quality Standards
         R. C. Stinson  -  Vice President-Administration, Human
                                       Resources, General Counsel & Secretary
         J. R. Whitten  -  Vice President-Finance & Treasurer
         M. O. Eisele   -  Controller